UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey		07407
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Effective as of January 1, 2014, Sealed Air Corporation, (the “Company,’ “we,” “us,” or “our”) changed its segment reporting structure in order to reflect the way management now makes operating decisions and manages the growth and profitability of the business. This change corresponds with management’s current approach of allocating costs and resources and assessing the performance of our segments. We report our segment information in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 280, “Segment Reporting,” (“FASB ASC Topic 280”). There has been no change in our total consolidated financial condition or results of operations previously reported as a result of the change in our segment structure. There were no changes to the reportable segment assets as a result of the change in segment reporting.

The Company’s new segment reporting structure, which consists of three reportable segments and an “Other” category, is as follows:

•	Food Care;

•	Diversey Care;

•	Product Care; and

•	Other (includes Corporate, Medical Applications and New Ventures businesses)

The Company’s Food Care, Diversey Care and Product Care segments are considered reportable segments under FASB ASC Topic 280. Our reportable segments are aligned with similar groups of products. Other, which is not a reportable segment under FASB ASC Topic 280, includes Corporate and the Medical Applications and New Ventures businesses. The Medical Applications and New Ventures businesses were previously included in the Company’s former “Other Category.” Other also includes certain costs that are not allocated to the reportable segments, primarily consisting of unallocated corporate overhead costs, including executive and administrative, finance functions and cost recovery variances not otherwise allocated to the reportable segments from global function expenses.

Other also includes all items the Company categorizes as special or unusual items that are reported on the consolidated statements of operations. These special items primarily consist of restructuring and other associated costs, expenses related to stock appreciation rights (“SARs”), which were issued in connection with the acquisition of Diversey in 2011, loss on debt redemptions and foreign currency exchange gains/losses related to Venezuelan subsidiaries. Other also includes all interest income and expense and all foreign currency exchange gains or losses.

As of January 1, 2014, the Company also changed the segment performance measure in which the chief operating decision maker (“CODM”), the Company’s Chief Executive Officer, assesses segment performance and makes allocation decisions by segment from operating profit (a U.S. GAAP financial measure) to Adjusted EBITDA (a non-U.S. GAAP financial measure). Adjusted EBITDA is defined as Earnings before Interest Expense, Taxes, Depreciation and Amortization, adjusted for special items. See “Use of Non-U.S. GAAP Financial Information” below for further information of our use of non-U.S. GAAP measures.

We allocate depreciation and amortization expense to our segments, although property and equipment, net is not allocated to the segment assets. We also allocate restructuring and other charges to our segments, although it is not included in the segment performance metric Adjusted EBITDA since restructuring and other charges is categorized as a special item as discussed above. The accounting policies of the reportable segments and Other are the same as those applied to the consolidated financial statements.

The changes in the Company’s segment structure and segment performance measure better provides the CODM with information to assess segment performance and to make resource and allocation decisions, as the new segment structure and performance measure reflect the current management of our businesses. Accordingly, the new measure will also assist our investors by providing them with a better understanding of the segment so that the user can make a more informed decision about the Company, which is consistent with FASB ASC Topic 280.

Revised Financial Information

In accordance with FASB ASC Topic 280, the unaudited segment information set forth in Exhibit 99.1 has been revised from amounts previously reported to reflect our new segment reporting structure and to reflect the change in the segment performance measure for the quarterly periods of 2013 and 2012 and for the three years ended December 31, 2013. The revised results include the results of Diversey beginning October 3, 2011 (date of acquisition). All results prior to October 3, 2011 include legacy Sealed Air results only. All results are reported on a continuing operations basis, excluding the rigid medical packaging business, which we sold in 2013 and Diversey Japan, which we sold in 2012. There has been no change in our total consolidated financial condition or results of operations previously reported as a result of the change in our segment structure. There were no changes to the reportable segment assets as a result of the change in segment reporting discussed above.

In addition, as previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2013, in 2013, we sold our rigid medical packaging business and the Diversey Japan business in 2012. The results of these two businesses were reclassified to discontinued operations in 2013 and 2012. As a result, we have also included revised supplementary information, set forth in Exhibit 99.2, for our U.S. GAAP and non-U.S. GAAP adjusted condensed consolidated statements of operations for the quarterly periods of 2013 and 2012 and for the years ended 2013 and 2012.

The information included in Item 7.01 of this Form 8-K, including Exhibit 99.1 and Exhibit 99.2, hereto is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-U.S. GAAP Financial Information

We present financial information that conforms to Generally Accepted Accounting Principles in the United States of America (“U.S. GAAP”). We also present financial information that does not conform to U.S. GAAP, which we refer to as non-U.S. GAAP, as our management believes it is useful to investors. In addition, non-U.S. GAAP measures are used by management to review and analyze our operating performance and, along with other data, as internal measures for setting annual budgets and forecasts, assessing financial performance, providing guidance and comparing our financial performance with our peers. The non-U.S. GAAP information has limitations as an analytical tool and should not be considered in isolation from or as a substitute for U.S. GAAP information. It does not purport to represent any similarly titled U.S. GAAP information and is not an indicator of our performance under U.S. GAAP. Non-U.S. GAAP financial measures that we present may not be comparable with similarly titled measures used by others. Investors are cautioned against placing undue reliance on these non-U.S. GAAP measures. Further, investors are urged to review and consider carefully the adjustments made by management to the most directly comparable U.S. GAAP financial measure to arrive at these non-U.S. GAAP financial measures. See “Revised Items to Reconcile U.S. GAAP Condensed Consolidated Statements of Operations to Non-U.S. GAAP Adjusted Condensed Consolidated Statements of Operations” for a reconciliation of non-U.S. GAAP financial measures to U.S. GAAP.

Our management may assess our financial results both on a U.S. GAAP basis and on a non-U.S. GAAP basis. Non-U.S. GAAP financial measures provide management with additional means to understand and evaluate the core operating results and trends in our ongoing business by eliminating certain one-time expenses and/or gains (which may not occur in each period presented) and other items that management believes might otherwise make comparisons of our ongoing business with prior periods and peers more difficult, obscure trends in ongoing operations or reduce management’s ability to make useful forecasts.

Our non-U.S. GAAP financial measures may also be considered in calculations of our performance measures set by the Organization and Compensation Committee of our Board of Directors for purposes of determining incentive compensation. The non-U.S. GAAP financial metric mentioned above excludes items we consider unusual or special items. We evaluate unusual or special items on an individual basis. Our evaluation of whether to exclude an unusual or special item for purposes of determining our non-U.S. GAAP financial measures considers both the quantitative and qualitative aspects of the item, including, among other things (i) its nature, (ii) whether or not it relates to our ongoing business operations, and (iii) whether or not we expect it to occur as part of our normal business on a regular basis.

Forward-Looking Statements

Certain statements set forth herein may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans to,” “will” and similar expressions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations. Examples of these forward-looking statements include expectations regarding our anticipated effective income tax rate, the potential cash tax benefits associated with the W. R. Grace & Co. Settlement agreement (as defined in the Company’s Annual Report on Form 10-K), potential volume, revenue and operating growth for future periods, expectations and assumptions associated with our restructuring programs, availability and pricing of raw materials, success of our growth initiatives, economic conditions, and the success of pricing actions. A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions, changes in our raw material and energy costs, credit ratings, the success of restructuring plans, currency translation and devaluation effects, the competitive environment, the effects of animal and food-related health issues, environmental matters, and regulatory actions and legal matters. For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Revised Historical Segment Financial Information

99.2	Revised Historical Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Carol P. Lowe
Name:	Carol P. Lowe
Title:	Senior Vice President and Chief Financial Officer

Date: April 16, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Revised Historical Segment Financial Information

99.2	Revised Historical Consolidated Financial Information